SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 26, 2007
(December 21, 2007)

EASTERN SERVICES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-121764	30-0284778
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1221 Ocean Avenue #1202

Santa Monica, California 90401

(Address of principal executive offices)

(310) 587-0029

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.01	Changes in Control of Registrant.

(a) and (b)
On December 21, 2007, Mulsanne Enterprises Limited purchased 1,000,000 shares of our common stock from Richard Carrigan for $15,000.  To our knowledge, the source of these funds was the purchaser’s funds.  We currently have 1,400,000 shares of our common stock outstanding.  Accordingly, the purchaser acquired 71.4% of our common stock and, based thereon, now has the power to control our company.  No change has occurred in our director, corporate officer or operations.  Reference is made to our Form 10-KSB for the year ended December 31, 2006 filed with the Securities and Exchange Commission on March 7, 2007, our Form 10-QSB for the quarter ended March 31, 2007 filed with the Commission on May 4, 2007, our Form 10-QSB for the quarter ended June 30, 2007 filed with the Commission on August 9, 2007 and our Form 10-QSB for the quarter ended September 30, 2007 filed with the Commission on November 1, 2007 for information relating thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERN SERVICES HOLDINGS, INC.
Date: December 26, 2007
	By:	/s/ Akhee Rahman
Akhee Rahman, Chief Executive Officer